SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 16, 2012

NYTEX ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	53915	84-1080045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12222 Merit Drive, Suite 1850

Dallas, Texas 75251

(Address of principal executive office)

972-770-4700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 15, 2012, NYTEX Energy Holdings, Inc. (the “Company”) issued a press release reporting the financial results for its second quarter 2012. A copy of the press release is attached to this Current Report on Form 8-K (“ Current Report “) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

Item 7.01 Regulation FD Disclosure

On August 15, 2012, the Company issued a press release providing certain forward-looking information. This information is contained in the press release included in this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Descriptions

99.1	Press Release dated August 15, 2012*

*	In connection with the disclosure set forth in Item 2.02 and Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2012	NYTEX ENERGY HOLDINGS, INC.

/s/ Bryan A. Sinclair
Bryan A. Sinclair, Vice President and CFO